UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015

AUDAX CREDIT BDC INC.

(Exact name of registrant as specified in charter)

Delaware	000-55426	47-3039124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 HUNTINGTON AVENUE
BOSTON, MASSACHUSETTS	02199
(Address of principal executive office)	(Zip Code)

(617) 859-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 8, 2015, Audax Credit BDC Inc. (the “Company”) and Wells Fargo Bank, National Association (the “Custodian”) entered into a Custodial Agreement effective as of July 8, 2015 (the “Custodial Agreement”), pursuant to which the Custodian was appointed the Company’s custodian to hold certain securities, loans, cash, and other assets on behalf of the Company. Either party may terminate the Custodial Agreement at any time upon sixty (60) days’ prior written notice. A copy of the Custodial Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

On July 8, 2015, the Company entered into a Management Fee Waiver Agreement (the “Waiver Agreement”), by and between the Company and Audax Management Company (NY), LLC (the “Adviser”), pursuant to which the Adviser agreed to irrevocably waive a portion of the management fee and incentive fee payable by Company to the Adviser pursuant to the terms of the Investment Advisory Agreement, by and between the Company and the Adviser.  The Waiver Agreement can only be terminated or amended pursuant to the terms of such Waiver Agreement. A copy of the Waiver Agreement is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

On June 27, 2015, the Company delivered a capital drawdown notice to its investors relating to the sale of 1,100,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for an aggregate offering price of $11 million. The sale closed on July 8, 2015.

The sale of Common Stock is being made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to fund drawdowns to purchase shares of Common Stock up to the amount of their respective capital commitments on an as-needed basis with a minimum of 10 calendar days’ prior notice to investors.

The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Common Stock and has not offered securities to the public in connection with such issuance and sale.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Custodial Agreement, dated as of July 8, 2015, between Audax Credit BDC Inc., and Wells Fargo Bank, National Association as the custodian.

Exhibit 10.2	Management Fee Waiver Agreement, dated as of July 8, 2015, between Audax Credit BDC Inc. and Audax Management Company (NY), LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audax Credit BDC Inc.
(Registrant)

Date: July 14, 2015	By:	/s/ Richard T. Joseph
Richard T. Joseph
Chief Financial Officer

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